                                                                   Exhibit 10.28

                    EXCLUSIVE BUSINESS COOPERATION AGREEMENT

     This Exclusive  Business  Cooperation  Agreement (this "Agreement") is made and entered  into by and between  the  following  parties on February 3, 2011 in
Beijing, the People's Republic of China ("China" or the "PRC").

Party A: America Arki (Fuxin) Network Management Co., Ltd.
Address: No.1, Electricity Station, Hongshu Road, Taiping District, Fuxin

Party B: America Arki Networkservice Beijing Co., Ltd.
Address: No.03B&05, Floor 25, No.77, Jianguo Road, Chaoyang District, Beijing

     Each of Party A and Party B shall be  hereinafter  referred to as a "Party"
respectively, and as the "Parties" collectively.

WHEREAS:

1.   Party A is a wholly foreign owned enterprise  established in China, and has the necessary resources to provide technical and consulting services;

2.   Party  B  is  a  limited  liability  company  registered  in  China,  whose
     registered   capital  is  RMB  1,000,000.   As  approved  by  the  relevant
     governmental  authorities,  Party B is engaging in the business of internet information service (collectively, the "Principal Business").

3.   Party A is willing to provide Party B with  technical  support,  consulting services and other  commercial  services on exclusive  basis in relation to the Principal  Business  during the term of this  Agreement,  utilizing its advantages in technology,  human resources, and information, and Party B is willing  to  accept  such  services  provided  by  Party  A  or  Party  A's designee(s), each on the terms set forth herein.

     Now,  therefore,  through mutual  discussion,  the Parties have reached the following agreements:

1. SERVICES PROVIDED BY PARTY A

1.1  Party B hereby appoints Party A as Party B's exclusive services provider to provide  Party B with  complete  technical  support,  business  support and
     related  consulting  services  during  the  term  of  this  Agreement,   in
     accordance  with the  terms and  conditions  of this  Agreement,  which may include all necessary services related to the Principal Business of Party B as may be  determined  from time to time by Party A according  to Party A's business scope, including but not limited to:
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     (1)  License of the  software  necessary to Party B's  Principal  Business, which Party A has legal right;

     (2)  Provision of plan of operation  and  solution  related to  information technology/management necessary to Party B's Principal Business;

     (3)  Daily  operation,  maintenance and update of the hardware and database or software and customer resource;

     (4)  Development, maintenance and update of the software necessary to Party
          B's Principal Business;

     (5)  Training of relevant person of Party B;

     (6)  Assistance  in  collection  of  technology   information  or  industry
          research;

     (7)  Consultancy  services  related to marketing  and  management of assets
          (including but not limited to tangible  assets and  intangible  assets such as trademarks, technology, goodwill and public relation);

     (8)  Consultancy  services  related to  management  of human  resource  and internal administration;

     (9)  Provision of  consultancy  services and other  business and  operation related to consultancy services; and

     (10) Other services provided from time to time as required by Party B.

1.2  Party B agrees to accept all the  consultations  and  services  provided by
     Party A. Party B further  agrees that  unless with Party A's prior  written consent,  during the term of this Agreement,  Party B shall not directly or indirectly  accept the same or any similar  consultations  and/or  services provided by any third  party and shall not  establish  similar  corporation relationship  with any third party  regarding the matters  contemplated  by this  Agreement.  Party A may  appoint  other  parties,  who may enter into certain agreements  described in Section 1.3 with Party B, to provide Party
     B with the consultations and/or services under this Agreement.

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1.3  Service Providing Methodology

     1.3.1Party A and  Party B agree  that  during  the term of this  Agreement, where  necessary,  Party B may enter into  further  technical  service agreements or consulting  service agreements with Party A or any other party  designated  by  Party  A,  which  shall  provide  the  specific contents,  manner,  personnel,  and  fees for the  specific  technical services and consulting services.

     1.3.2To fulfill this Agreement,  Party A and Party B agree that Party A can provide  relevant  equipments  to  Party B for  Party  B's use for the purpose of providing services to Party B.

2. THE CALCULATION AND PAYMENT OF THE SERVICE FEES

     Both Parties agree that, in consideration of the services provided by Party
     A, Party B shall pay Party A fees (the "Service Fees") equal to 100% of the net income of Party B, which  equals the  balance of the gross  income less the costs of Party B  acceptable  to the Parties  (the "Net  Income").  The
     Service  Fees shall be due and payable on a monthly  basis.  Within 30 days after  the end of each  month,  Party B shall  (a)  deliver  to Party A the management  accounts and  operating  statistics  of Party B for such month, including  the Net Income of Party B during  such month (the  "Monthly  Net
     Income"), and (b) pay 100% of such Monthly Net Income to Party A (each such payment,  a "Monthly  Payment").  Within  ninety (90) days after the end of each fiscal  year,  Party B shall (a) deliver to Party A audited  financial statements  of Party B for such  fiscal  year,  which  shall be audited and certified by an independent  certified public accountant  approved by Party
     A, and (b) pay an amount to Party A equal to the shortfall,  if any, of the aggregate  net  income of Party B for such  fiscal  year,  as shown in such audited  financial  statements,  as compared to the aggregate amount of the
     Monthly  Payments  paid by Party B to Party A in such fiscal year.  Party A and Party B further agree that, according to the actual cooperation between
     Party A and Party B and the revenue and  expenditure  situation of Party B, the Parties can reasonably adjust the calculation ratio of the Service Fees provided  herein,  and  Party  A is  entitled  to  determine,  as its  sole discretion,  whether  to  permit  Party B to defer the  payment  of part of
     Service Fees under certain particular circumstances.

3. INTELLECTUAL PROPERTY RIGHTS AND CONFIDENTIALITY CLAUSES

3.1  Party A shall have  exclusive and  proprietary  rights and interests in all rights, ownership,  interests and intellectual properties arising out of or created during the performance of this Agreement, including but not limited to copyrights,  patents, patent applications,  software, technical secrets, trade secrets and others. Party B shall execute all appropriate  documents, take all  appropriate  actions,  submit all  filings  and/or  applications, render  all  appropriate  assistance  and  otherwise  conduct  whatever  is necessary as deemed by Party A in its sole  discretion  for the purposes of vesting any ownership,  right or interest of any such intellectual property

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     rights  in  Party  A,  and/or  perfecting  the  protections  for  any  such intellectual property rights in Party A.

3.2  The Parties  acknowledge that the existence and the terms of this Agreement and any oral or  written  information  exchanged  between  the  Parties  in connection with the preparation and performance this Agreement are regarded as confidential  information.  Each Party shall maintain confidentiality of all such  confidential  information,  and  without  obtaining  the  written consent of the other Party, it shall not disclose any relevant confidential information to any third parties,  except for the information  that: (a) is in the public domain (other than through the receiving Party's unauthorized disclosure);  (b) is under the  obligation to be disclosed  pursuant to the applicable laws or regulations,  rules of any stock exchange,  or orders of the  court  or  other  government  authorities;  or (c) is  required  to be disclosed by any Party to its  shareholders,  investors,  legal counsels or
     financial  advisors  regarding  the  transaction   contemplated  hereunder,
     provided that such  shareholders,  investors,  legal  counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section.  Disclosure of any  confidential  information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential  information by such Party,  which Party shall be held liable  for  breach of this  Agreement.  This  Section  shall  survive  the termination of this Agreement for any reason.

3.3  The  Parties  agree  that  this  Section  shall  survive  changes  to,  and rescission or termination of, this Agreement.

4. REPRESENTATIONS AND WARRANTIES

4.1  Party A hereby represents and warrants as follows:

     4.1.1Party A is a wholly owned foreign  enterprise  legally  registered and validly existing in accordance with the laws of China.

     4.1.2Party A has  taken  all  necessary  corporate  actions,  obtained  all necessary  authorization  and the  consent  and  approval  from  third parties and government  agencies (if any) for the execution,  delivery and performance of this Agreement.  Party A's execution,  delivery and performance of this Agreement do not violate any explicit requirements under any law or regulation binding on Party A.

     4.1.3This  Agreement   constitutes  Party  A's  legal,  valid  and  binding
          obligations, enforceable in accordance with its terms.

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4.2  Party B hereby represents and warrants as follows:

     4.2.1Party B is a  company  legally  registered  and  validly  existing  in accordance with the laws of China and has obtained the relevant permit and license for engaging in the Principal Business in a timely manner;

     4.2.2Party B has  taken  all  necessary  corporate  actions,  obtained  all necessary  authorization  and the  consent  and  approval  from  third parties and government  agencies (if any) for the execution,  delivery and performance of this Agreement.  Party B's execution,  delivery and performance of this Agreement do not violate any explicit requirements under any law or regulation binding on Party A.

     4.2.3This  Agreement   constitutes  Party  B's  legal,  valid  and  binding
          obligations, and shall be enforceable against it.

5. EFFECTIVENESS AND TERM

5.1  Once  execution,  this Agreement  shall be deemed to become  effective upon
     November  26,  2010.  Unless  earlier  terminated  in  accordance  with the provisions of this  Agreement or relevant  agreements  separately  executed between the Parties,  the term of this Agreement  shall be 10 years.  After the execution of this  Agreement,  both Parties shall review this Agreement every 3 months to determine  whether to amend or supplement  the provisions in this Agreement based on the actual circumstances at that time.

5.2  The term of this Agreement may be extended if confirmed in writing by Party
     A prior to the expiration thereof. The extended term shall be determined by
     Party A, and Party B shall accept such extended term unconditionally.

6. TERMINATION

6.1  Unless  renewed in accordance  with the relevant  terms of this  Agreement, this Agreement shall be terminated upon the date of expiration hereof.

6.2  During the term of this Agreement, unless Party A commits gross negligence, or a fraudulent  act,  against  Party B, Party B shall not  terminate  this
     Agreement prior to its expiration  date.  Nevertheless,  Party A shall have the right to terminate  this  Agreement  upon giving 30 days' prior written notice to Party B at any time.

6.3  The rights and  obligations  of the Parties under Articles 3, 7 and 8 shall survive the termination of this Agreement.

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7. GOVERNING LAW AND RESOLUTION OF DISPUTES

7.1  The  execution,  effectiveness,  construction,  performance,  amendment and termination  of this  Agreement and the  resolution  of disputes  hereunder shall be governed by the laws of China.

7.2  In  the  event  of  any  dispute  with  respect  to  the  construction  and performance of this Agreement,  the Parties shall first resolve the dispute through  friendly  negotiations.  In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute  through  negotiations,  either
     Party may submit the relevant dispute to the China  International  Economic and Trade  Arbitration  Commission for arbitration,  in accordance with its
     Arbitration  Rules. The arbitration shall be conducted in Beijing,  and the language used in arbitration shall be Chinese.  The arbitration award shall be final and binding on all Parties.

7.3  Upon the  occurrence  of any  disputes  arising from the  construction  and performance  of this  Agreement  or during the pending  arbitration  of any dispute,  except  for  the  matters  under  dispute,  the  Parties  to this
     Agreement  shall  continue to exercise their  respective  rights under this
     Agreement and perform their respective obligations under this Agreement.

8. INDEMNIFICATION

     Party B  shall  indemnify  and  hold  harmless  Party  A from  any  losses, injuries,  obligations or expenses  caused by any lawsuit,  claims or other demands  against  Party A arising from or caused by the  consultations  and services  provided by Party A to Party B pursuant  this  Agreement,  except where such losses,  injuries,  obligations or expenses arise from the gross negligence or willful misconduct of Party A.

9. NOTICES

9.1  All notices and other  communications  required  or  permitted  to be given pursuant  to  this  Agreement  shall  be  delivered  personally  or sent by registered  mail,  postage prepaid,  by a commercial  courier service or by facsimile  transmission  to the  address of such Party set forth  below.  A confirmation  copy of each notice shall also be sent by email. The dates on which  notices  shall be  deemed to have been  effectively  given  shall be determined as follows:

     9.1.1Notices  given  by  personal  delivery,   by  courier  service  or  by
          registered mail, postage prepaid, shall be deemed effectively given on the date of receipt or refusal at the address  specified for receiving notices in this Article 9.

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     9.1.2Notices given by facsimile  transmission  shall be deemed  effectively given on the  date of  successful  transmission  (as  evidenced  by an automatically generated confirmation of transmission).

9.2  For the purpose of notices, the addresses of the Parties are as follows:

     Party A: America Arki (Fuxin) Network Management Co., Ltd.
     Address: No.1, Electricity Station, Hongshu Road, Taiping District, Fuxin
     Facsimile: 010-65305285

     Party B: America Arki Networkservice Beijing Co., Ltd.
     Address: 03B&05B, Floor 25, No.77, Jianguo Road, Chaoyang District, Beijing
     Facsimile: 010-65305285

9.3  Any  Party may at any time  change  its  address  for  notices  by a notice delivered to the other Party in accordance with the terms hereof.

10. ASSIGNMENT

10.1 Without  Party A's prior  written  consent,  Party B shall not  assign  its rights and obligations under this Agreement to any third party.

10.2 Party B agrees  that Party A may assign its  obligations  and rights  under this  Agreement to any third party upon a prior  written  notice to Party B but without the consent of Party B.

11. SEVERABILITY

     In the event that one or several of the  provisions  of this  Agreement are found to be invalid,  illegal or  unenforceable in any aspect in accordance with any laws or regulations,  the validity,  legality or enforceability of the  remaining  provisions  of this  Agreement  shall  not be  affected  or compromised  in any  aspect.  The  Parties  shall  strive in good  faith to replace such invalid,  illegal or  unenforceable  provisions with effective provisions that accomplish to the greatest extent  permitted by law and the intentions  of the  Parties,  and the  economic  effect  of such  effective provisions  shall be as close as possible to the  economic  effect of those invalid, illegal or unenforceable provisions.

12. AMENDMENTS AND SUPPLEMENTS

     Any amendments and supplements to this Agreement  shall be in writing.  The amendment agreements and supplementary  agreements that have been signed by the Parties and that relate to this Agreement  shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

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13. LANGUAGE AND COUNTERPARTS

     This  Agreement  is written in both  Chinese  and  English  language in two copies, each Party having one copy with equal legal validity; in case there is any conflict  between the Chinese version and the English  version,  the
     Chinese version shall prevail.

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IN WITNESS WHEREOF, the Parties have caused their authorized  representatives to execute this Exclusive Business Cooperation Agreement as of the date first above written.

Party A:  America Arki (Fuxin) Network Management Co., Ltd.

By: /s/ Gao Jianmin
    ----------------------------------
Name: Gao Jianmin
Title: Legal Representative

Party B: America Arki Networkservice Beijing Co., Ltd.

By: /s/ Gao Fei
    ----------------------------------
Name: Gao Fei
Title: Legal Representative